UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October  25, 2010

Date of Report (Date of earliest event reported)

DESTINY MEDIA TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-28259	84-1516745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 – 570 Granville Street
Vancouver, British Columbia, Canada V6C 3P1
(Address of principal executive offices) (Zip Code)

(604) 609-7736
Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 7 – REGULATION FD

ITEM 7.01	REGULATION FD DISCLOSURE.

News Release dated October 25, 2010

Attached as Exhibit 99.1 to this report, and incorporated by reference herein, is a news release issued by the Company on October 25, 2010.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release dated October 25, 2010 - Destiny Media Announces New Head Office

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINY MEDIA TECHNOLOGIES INC.

Date: October 25, 2010
	By:	/s/ Steven E. Vestergaard
STEVEN E. VESTERGAARD
Chief Executive Officer and President